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                                                                 EXHIBIT 10.3(2)




                           THE A. H. BELO CORPORATION

                         1986 LONG TERM INCENTIVE PLAN

                       (Effective May 3, 1989, as amended
                        by Amendments 1, 2, 3, 4, and 5)


         1.      Purpose

                 The A. H. Belo Corporation (the "Corporation") desires to attract and retain the best available talent and encourage the highest level of performance by directors and employees in order to serve the best interests of the Corporation and its shareholders. By affording directors and eligible employees the opportunity to acquire proprietary interests in the Corporation and by providing them incentives to put forth maximum efforts for the success of the Corporation's business, the A. H. Belo Corporation 1986 Long Term Incentive Plan (the "1986 Plan") is expected to contribute to the attainment of those objectives.

         2.      Scope and Duration

Awards under the 1986 Plan may be granted in the form of incentive stock options ("incentive stock options") as provided in Section 422A of the Internal Revenue Code of 1954, as amended (the "Code"), in the form of non-qualified stock options ("non-qualified options") (unless otherwise indicated references in the 1986 Plan to "options" include incentive stock options and non-qualified options), in the form of shares of the Common Stock of the Corporation (the "Common Stock") which are restricted as provided in paragraph 12 ("restricted shares") or in the form of units valued based upon the long-term performance of the Corporation as determined pursuant to paragraph 13 ("performance units"). Options may be accompanied by stock appreciation rights ("rights") and limited stock appreciation rights ("limited rights"). Rights and limited rights may also be granted without accompanying options. The maximum aggregate number of shares of Common Stock with respect to which options and restricted shares, and rights and limited rights granted without accompanying options, may be granted from time to time under the 1986 Plan shall be 2,400,000 shares (subject to adjustment as described in paragraph 16) less the number of performance units granted pursuant to the 1986 Plan. The maximum number of performance units which may be granted pursuant to the 1986 Plan shall be 2,400,000 less the number of shares of Common Stock with respect to which options and restricted shares, and rights and limited rights issued without accompanying options, are granted pursuant to the 1986 Plan.





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Shares of Common Stock with respect to which awards are granted may be, in whole or in part, authorized but unissued shares or issued shares reacquired by the Corporation, as the Board of Directors of the Corporation (the "Board of Directors") shall from time to time determine. If for any reason (other than surrender of options upon exercise of rights as provided in paragraph 8 or limited rights as provided in paragraph 9 or payments in settlement of performance units as provided in paragraph 13) any shares as to which an option has been granted cease to be subject to purchase thereunder, or any restricted shares or performance units are forfeited to the Corporation, or any right or limited right issued without accompanying options terminates or expires without being exercised, then (unless the 1986 Plan shall have been terminated) the shares in respect of which such option, right or limited right was granted, or such restricted shares or performance units, shall become available for subsequent awards under the 1986 Plan (to the same employee who received the original award or to a different employee or employees). As provided in paragraph 17, the 1986 Plan shall become effective on May 8, 1986, subject to approval by shareholders of the Corporation. No incentive stock option shall be granted hereunder more than 10 years after the date that the 1986 Plan is adopted.

                 Provided that shares of Series B Common Stock are issued and outstanding, (i) each option to purchase shares of Common Stock granted after May 13, 1988 shall be an option to purchase shares of Series B Common Stock and
(ii) each award of restricted shares after May 13, 1988 shall be an award of restricted shares of Series B Common Stock (each event in clauses (i) and (ii) subject to adjustment as described in paragraph 16). Notwithstanding the foregoing, in the event such a grant or award with respect to Series B Common Stock would cause the Series A Common Stock to be excluded from trading on the New York Stock Exchange, the American Stock Exchange, or other national securities exchanges, or to be excluded from quotation on the National Association of Securities Dealers Automated Quotation Systems ("NASDAQ") or any other national quotation system then in use, in the discretion of the Committee such grants of options to purchase shares and awards of restricted shares after May 13, 1988 shall be with respect to Series A Common Stock. In the event that all issued and outstanding shares of Series B Common Stock are converted into shares of Series A Common Stock, (i) each option to purchase shares of Series B Common Stock will automatically convert into an option to purchase a like amount of shares of Series A Common Stock or Common Stock, as the case may be, and (ii) each restricted share of Series B Common Stock will automatically convert into a restricted share of Series A Common Stock or Common Stock, as the case may be.





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                 So long as the Common Stock of the Company shall be issued in series, for purposes of this 1986 Plan the term "Common Stock" shall mean (a) in the case of shares of Common Stock issued prior. to the effective date of Amendment No. 4 to the 1986 Plan (or after the conversion of all issued and outstanding shares of Series B Common Stock into shares of Series A Common Stock) Series A Common Stock or Common Stock, as the case may be, and (b) in the case of shares of Common Stock issued after the effective date of Amendment No. 4 to the 1986 Plan (provided shares of Series B Common Stock remain outstanding) Series B Common Stock.

         3.      Administration

The Compensation Committee or any successor thereto (the "Committee") of the Board of Directors of the Corporation shall administer, construe and interpret the 1986 Plan. The Committee shall consist of either (a) not less than three members of the Board of Directors, none of whom is an employee of the Corporation who is, or who shall have been for at least one year prior to being appointed to the Committee, eligible to participate in the 1986 Plan, or any other plan of the Corporation or any of its affiliates (as defined in paragraph
4) entitling participants to acquire stock, stock options, rights or limited rights of the Corporation or its affiliates or (b) all the members of the Board of Directors.

                 The Committee shall have plenary authority in its sole discretion, subject to and not inconsistent with the express provisions of the 1986 Plan, to grant options, to determine the purchase price of the Common Stock covered by each option (the "exercise price"), the term of each option, the employees to whom, and the time or times at which, options shall be granted and the number of shares to be covered by each option; to designate options as incentive stock options or non-qualified options and to determine which options shall be accompanied by rights and limited rights; to grant rights and limited rights without accompanying options to determine the employees to whom, and the time or times at which, such rights and limited rights shall be granted, and the exercise price of, the term of and the number of shares of Common Stock covered by the Deemed Option (as defined in paragraph 8) corresponding thereto; to grant restricted shares and performance units and to determine the term of the restricted period and appropriate long-term earnings objectives and other conditions applicable to such restricted shares or performance units, the employees to whom, and the time or times at which, restricted shares or performance units shall be granted and the number of restricted shares or performance units to be covered by each grant; to interpret the 1986 Plan;





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to prescribe, amend and rescind rules and regulations relating to the 1986
Plan; to determine the terms and provisions of the option agreements, right or limited right agreements, and the restricted share and performance unit agreements (which need not be identical) entered into in connection with awards under the 1986 Plan; to prepare and distribute, in such manner as the Committee determines to be appropriate, information about the 1986 Plan, and to make all other determinations deemed necessary or advisable for the administration of the 1986 Plan. The Committee may delegate to one or more of its members or to one or more agents such administrative duties as it may deem advisable, and the Committee or any person to whom it has delegated duties as aforesaid may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the 1986 Plan; provided, however, that the Committee shall not delegate its authority to construe and interpret the 1986 Plan, to determine which employees may participate in the 1986 Plan, or its authority to make grants of options, restricted shares, performance units, rights and limited rights.

                 The Committee may adopt such rules as it deems necessary, desirable or appropriate. The Committee may act at a meeting or in writing without a meeting. The Committee shall elect one of its members as chairman, appoint a secretary (who may or may not be a Committee member, as the case may be) and advise the Board of Directors of such actions. The secretary shall keep a record of all minutes and forward all necessary communications to the Corporation. The Committee may adopt such bylaws which it deems desirable for the conduct of its affairs. All decisions of the Committee, including actions in writing taken without a meeting, shall be made by a vote of the majority. A dissenting Committee member who, within a reasonable time after he has knowledge of any action or failure to act by the majority, registers his dissent in writing delivered to the other Committee members and to the Board of Directors, shall not be responsible for any such action or failure to act.

                 All usual and reasonable expenses of the Committee shall be paid by the Corporation, and no member shall receive compensation with respect to his services for the Committee except as may be authorized by the Board of Directors. The Committee may employ attorneys, consultants, accountants or other persons and the Committee, the Corporation and its officers and directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon all





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employees who have received awards, the Corporation and all other interested persons. No member of the Committee shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the 1986 Plan or awards made thereunder, and the Corporation shall indemnify and hold harmless each member of the Committee against all loss, cost, expenses or damages, occasioned by any act or omission to act in connection with any such action, determination or interpretation under or of the 1986 Plan, consistent with the Corporation's bylaws.

         4.      Eligibility; Factors To Be Considered in Granting Awards

                 Except for options awarded to nonemployee directors pursuant to the terms of this paragraph 4, awards shall be granted only to persons who are regular full-time employees of the Corporation or one or more of its present or future subsidiaries (as defined below) and either are officers of, or in the opinion of the Committee hold key positions in or for, the Corporation or one or more of its subsidiaries. In determining the employees to whom awards shall be granted, the number of shares of Common Stock with respect to which each award shall be granted, the number of performance units granted by each award, and the terms and conditions of each award, the Committee shall take into account the nature of employees' duties, their present and potential contributions to the growth and success of the Corporation and such other factors as the Committee shall deem relevant in connection with accomplishing the purposes of the 1986 Plan. The Chief Executive Officer of the Corporation shall assist the Committee in this determination by making recommendations. An employee who has been granted an award or awards under the 1986 Plan may be granted an additional award or awards, subject to such limitations as may be imposed by the Code on the grant of incentive stock options. The Committee, with the consent of the employee, may grant to an employee who has been granted an option under the 1986 Plan or any other option plan maintained by the Corporation, any of its subsidiaries or a parent, or any predecessors or successors thereto, in exchange for the surrender and cancellation of such option, a new option having an exercise price lower or higher than the exercise price provided in the option so surrendered and cancelled and containing such other terms as the Committee may deem appropriate, subject to such limitations or restrictions as may be imposed by the Code on an incentive stock option.

                 For purposes of this 1986 Plan, the term subsidiary means any corporation (other than the Corporation) in an





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unbroken chain of corporations beginning with the Corporation if, at the time of granting of an option, right, limited right, restricted share or performance unit, each of the corporations in the chain, other than the last corporation, owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. For purposes of this 1986 Plan, the term "parent" means any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation if, at the time (of the granting of an option, right, limited right, restricted share or performance unit, each of the corporations other than the Corporation owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. For purposes of this 1986 Plan, the term "affiliate" shall have the same meaning as in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

                 Each director of the Corporation who is not also a regular full-time employee ("nonemployee director") on the date Amendment No. 3 to the 1986 Plan is approved by the Board of Directors (the "effective date") shall be granted an option to purchase 10,000 shares of Common Stock on the effective date. Each individual who first becomes a nonemployee director after the effective date shall be granted an option to purchase 10,000 shares of Common Stock on the date such individual becomes a nonemployee director. Options granted to nonemployee directors shall not be accompanied by rights or limited rights. A nonemployee director who has been granted an option to purchase Common Stock pursuant to this paragraph shall not be eligible to receive another option upon re-election to the Board of Directors. The exercise price per share of Common Stock of each option granted to at nonemployee director shall be the Fair Market Value per Share of Common Stock (as such term is defined in paragraph 5) on the date the option is granted, and the other terms and conditions of each such option shall be determined under paragraphs 6 and 7.

                 Unless a different meaning is indicated or required by the context, the term "regular full-time employee" or "employee" as used in the Plan shall include a nonemployee director of the Corporation, and the term "employed" or "employment" shall include service by a nonemployee director.

         5.      Option Price; Fair Market value

                 The exercise price of each option per share of Common Stock shall be determined by the Committee, but in no event shall be less than 100% of the Fair Market Value per Share of





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Common Stock on the date the option is granted.  For purposes of this 1986
Plan, "Fair Market Value per Share of Common Stock" as of any date shall mean, except as provided in Section 8(c) hereof, (a) in the case of shares of Common Stock with respect to which restricted shares, options, rights and limited rights (other than incentive stock options and rights and limited rights relating to incentive stock options) shall be granted, the closing price of the Common Stock on such date (or if there are no sales on such date, on the next preceding date on which there were sales), as reported on the New York Stock Exchange Composite Tape, or if the Common Stock is not listed or admitted to trading on the New York Stock Exchange, as reported on the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Common Stock is listed or admitted to trading, or if the Common Stock is not listed or admitted to trading on any national securities exchange, the last quoted sales price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers Inc. Automated Quotation System or such other system as may then be in use, of if the Common Stock is not reported on any such system and is not listed or admitted to trading on any national securities exchange, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Common Stock selected by the Board of Directors, or if, in addition, no such market maker is making a market in the Common Stock, the fair value of the Common Stock as determined in good faith by the Board of Directors, and (b) in the case of shares of Common Stock with respect to which incentive stock options (and rights and limited rights relating to incentive stock options) shall be granted, the mean between the highest and lowest sales prices of the Common Stock on such date (or if there are no sales on such date, on the next preceding date on which there were sales), as reported on the New York Stock Exchange Composite Tape, or if the Common Stock is not listed or admitted to trading on the New York Stock Exchange, as reported on the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Common Stock is listed or admitted to trading, or if the Common Stock is not listed or admitted to trading on any national securities exchange, the last quoted sales price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotation System or such other system as may then be in use, or if the Common Stock is not reported on any such system and is not listed or admitted to trading on any national securities exchange, the average of the closing bid and asked





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prices as furnished by a professional market maker making a market in the
Common Stock selected by the Board of Directors, and if, in addition, no such market maker is making a market in the Common Stock, the fair value of the Common Stock as determined in good faith by the Board of Directors; provided, however, that the Fair Market Value per Share of Common Stock shall be appropriately adjusted to reflect events described in paragraph 16. The Committee shall determine the date on which an option is granted, provided that such date is consistent with the Code and any applicable rules or regulations thereunder; in the absence of such determination, the date on which the Committee adopts a resolution granting an option shall be considered the date on which such option is granted, provided the employee to whom the option is granted is promptly notified of the grant and a written option agreement is duly executed as of the date of the resolution. The exercise price so determined shall also be applicable in connection with the exercise of any related right or limited right.

         6.      Term of Options

                 The term of each incentive stock option granted under the 1986 Plan shall be as the Committee shall determine, but in no event shall any incentive stock option have a term of more than 10 years from the date of grant, subject to earlier termination as provided in paragraphs 14 and 15. The term of each non-qualified option granted under the 1986 Plan shall be 10 years and one day after the date of grant, subject to earlier termination as provided in paragraphs 14 and 15.

         7.      Exercise of Options

                 (a) Subject to the provisions of the 1986 Plan and unless otherwise provided in the option agreement, an option granted under the 1986 Plan shall become 100% vested at the earliest of the employee's retirement from active employment at or after Early Retirement Age (as defined in paragraph 14), the employee's death or the employee's total and permanent disability (as defined in paragraph 15) or three years from the date of grant. Prior to becoming 100% vested, each option shall become exercisable in cumulative installments as follows: after the commencement of the second year of the term of the option, to the extent of 40% of the number of shares of Common Stock originally covered thereby; and after the commencement of the third year of the term of the option, to the extent of an additional 30%. In its sole discretion, the Committee may, in any case or cases, prescribe different installments. The Committee may also, in its sole discretion, accelerate the exercisability of any option At any time. Notwithstanding the





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installments set forth above, provided the Board has not adopted a resolution prior to any event specified in clauses (i) - (iv) below stipulating that the following provision shall be inoperative, an option shall become immediately exercisable with respect to all shares of Common Stock remaining subject to the option on or following either (i) the commencement of, or first public announcement of the intention of any person or group to commence, a tender offer or exchange offer (other than an offer by the Corporation or any of its subsidiaries) for all, or any part of, the Common Stock (an "Offer"), (ii) a "Change in Control" of the Corporation (as defined in this paragraph), (iii) approval by the Corporation's shareholders (or, if such approval is not required, consummation) of a merger in which the Corporation does not survive as an independent, publicly owned corporation, a consolidation, or a sale, exchange, or other disposition of all or substantially all the Corporation's assets, or (iv) a change in the composition of the Board of Directors during any period of two consecutive years such that individuals who at the beginning of such period were members of the Board of Directors cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election by the Corporation's shareholders, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such Period (the date upon which an event described in clause (i), (ii), (iii), or (iv) of this paragraph 7(a) occurs shall be referred to herein as an "Acceleration Date"). A "Change in Control" is deemed to occur at the time when any group (within the meaning of Rule 12b-2 promulgated under the Exchange Act), entity or person (other than the Corporation, any subsidiary, or any savings, pension or other benefit plan for the benefit of employees of the Corporation or its subsidiaries) that theretofore beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) less than 30% of the total number of outstanding shares of common stock (including common stock and, if issued and outstanding, Series A Common Stock and Series B Common Stock, hereafter for purposes of this Paragraph 7(a), "Common Stock"), acquires shares of Common Stock in a transaction or series of transactions that results in such group, entity or person directly or indirectly owning beneficially more than 30% of the total number of outstanding shares of Common Stock.

                 (b) An option may be exercised at any time or from time to time (subject, in the case of an incentive stock option, to such restrictions as may be imposed by the Code), as to any or all full shares of Common Stock as to which the option has become exercisable; provided, however, that an option shall not be exercised at any one time as to less than 100 shares (or less





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than the number of shares of Common Stock as to which the option is then exercisable, if that number is less than 100 shares).

                 (c) At the time of exercise of any option, the exercise price of such option per share of Common Stock shall be paid in full for each share of Common Stock with respect to which such option is exercised. Payment may be made in cash, which may be paid by check or other instrument acceptable to the Corporation, or, with the approval of the Committee, in shares of the Common Stock, valued at the Fair Market Value per Share of Common Stock on the date of exercise. An option holder may also make payment at the time of exercise of an option by delivering to the Corporation a properly executed exercise notice together with irrevocable instructions to a broker approved by the Corporation that upon such broker's sale of shares with respect to which such option is exercised, it is to deliver promptly to the Corporation the amount of sale proceeds necessary to satisfy the option exercise price and any required withholding taxes.

                 (d) Except as provided in paragraphs 14 and 15, no option shall be exercised at any time unless the holder thereof is then a regular full-time employee of the Corporation, one of its subsidiaries or a parent. For this purpose, "parent" or "subsidiary" shall include, as under Treasury Regulations Section 1.421-7(h)(3) and (4), Example (3), any corporation which is a parent or subsidiary of the Corporation during the entire portion of the requisite period of employment during which it is the employer of the holder.

                 (e) If the Fair Market Value per Share of Common Stock with respect to any option exceeds the exercise price of such option per share of Common Stock, the Committee, in its sole discretion, may elect in lieu of delivering all or a portion of the shares of Common Stock as to which an option has been exercised, to reimburse the employee the exercise price tendered and to pay the employee in cash or in shares of Common Stock, or a combination of cash and Common Stock, an amount having an aggregate value equal to the product of (x) the excess of (A) the Fair Market Value per Share of Common Stock over
(B) the exercise price of the option per share of Common Stock and (y) the number of shares of Common Stock as to which an option has been exercised. The Committee's election pursuant to this paragraph 7(e) shall be made by giving written notice to the employee (or other person exercising the option). No such election shall be made after the occurrence of an Acceleration Date. Shares of Common Stock paid pursuant to this subparagraph will be valued at the Fair Market Value





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per Share of Common Stock on the exercise date with cash paid in lieu of issuance of any fractional share of Common Stock.

                 (f) Upon the exercise of an option or portion thereof in accordance with the 1986 Plan, the option agreement and such rules and regulations as may be established by the Committee, the holder thereof shall have the rights of a shareholder with respect to the Common Stock issued as a result of such exercise.

         8.      Award and Exercise of Rights

                 (a) A right may be awarded by the Committee either alone or in connection with any option granted under the 1986 Plan. Each right and limited right granted without a corresponding option shall nevertheless be deemed for certain purposes described in this paragraph 8 and in paragraph 9 to have been accompanied by any option (a "Deemed Option"). A Deemed Option shall have no value, and no shares of Common Stock (and no other consideration) shall be delivered upon exercise thereof, but such Deemed Option shall serve solely to establish the terms and conditions of the corresponding right or limited right. At the time of grant of a right or limited right not granted in connection with an option, the Committee shall set forth the terms and conditions of a corresponding Deemed Option. The terms and conditions of such Deemed Option shall include all terms and conditions which at the time of grant are required, and, in the discretion of the Committee, may include any additional terms and conditions which at such time are permitted, to be included in options granted under this 1986 Plan. A right granted in connection with an option may be granted either at the time the option is granted or, in the case of an option which is not an incentive stock option, thereafter at any time prior to the exercise, termination or expiration of such option. Each right shall be subject to the same terms and conditions as the related option or Deemed Option and shall be exercisable only to the extent the option or Deemed Option is exercisable. No right, with or without an underlying option, shall be exercisable for cash by an employee who is subject to the provisions of Section 16(b) of the Exchange Act (an "Insider") prior to the expiration of six months from the date the right is awarded; provided, however, that this limitation shall not apply in the event the death or total and permanent disability (as defined in paragraph 15) of such employee occurs prior to the expiration of the six-month period. Subject to the foregoing, and provided that the Board has not adopted a resolution prior to an Acceleration Date stipulating that rights shall not be so exercisable, a right shall be exercisable on or after an Acceleration Date.





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                 (b)      A right shall entitle the employee to surrender
unexercised the related option or Deemed Option (or any portion or portions thereof which the employee from time to time determines to surrender for this purpose) and to receive in exchange, subject to the provisions of the 1986 Plan and such rules and regulations as from time to time may be established by the Committee, a payment having an aggregate value equal to (A) the excess of (i) the Fair Market Value per Share of Common Stock on the exercise date over (ii) the exercise price of the option or Deemed Option per Share of Common Stock, times (B) the number of shares of Common Stock subject to the option, Deemed Option or portion thereof which is surrendered. Surrender of an option or Deemed Option or portion thereof in exchange for a payment as described in this paragraph is referred to as the "exercise of a right."

                          The payment shall be made in the form of cash shares
of Common Stock, or a combination thereof, as elected by the employee, provided that the Committee shall have sole discretion to consent to or disapprove the election of an Insider to receive all or part of a payment in cash (which consent or disapproval may be given at any time after the election to which it relates). Shares of Common Stock paid upon exercise of a right will be valued at the Fair Market Value per Share of Common Stock on the exercise date. Cash will be paid in lieu of any fractional share based upon the Fair Market Value per Share of Common Stock on the exercise date.

                          Subject to Section 19 hereof, no payment will be
required from the employee upon exercise of a right.

                 (c) Solely for purposes of paragraph 8(b), with respect to exercises of rights (other than rights which relate to an incentive stock option) by an Insider, during any period commencing on the third business day following the date of release for publication of any annual or quarterly summary statements of the Corporation's sales and earnings and ending on the twelfth business day following such date (a "window period"), the Committee may prescribe, by rule of general application, such other measure of Fair Market Value per Share of Common Stock as the Committee may, in its sole discretion, determine, but not in excess of the highest sale price of the Common Stock during such window period as reported on the New York Stock Exchange Composite Tape, or if the Common Stock is not listed or admitted to trading on the New York Stock Exchange, as reported on the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Common Stock is listed or admitted to trading, or if the Common Stock is not





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listed or admitted to trading on any national securities exchange, the last quoted sales price in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotation System or such other system as may then be in use, or if the Common Stock is not reported on any such system and is not listed or admitted to trading on any national securities exchange, the fair value of the Common Stock as determined in good faith by the Board of Directors; provided, however, that Fair Market Value per Share of Common Stock shall be appropriately adjusted to reflect events described in paragraph 16. In the case of rights that relate to an incentive stock option, the Committee may prescribe a similar measure of Fair Market Value per Share of Common Stock; provided, however that such measure shall not exceed the maximum amount that would be permissible under Section 422A of the Code without disqualifying such option as an incentive stock option under
Section 422A or causing such option not to be considered fully exercised within the meaning of Section 422A.

                 (d) Upon exercise of a right, the number of shares of Common Stock subject to exercise under the related option or Deemed Option shall automatically be reduced by the number of shares of Common Stock represented by the option, Deemed Option or portion thereof surrendered. Shares of Common Stock subject to options, Deemed Options or portions thereof surrendered upon the exercise of rights shall not be available for subsequent awards under the 1986 Plan.

                 (e) A right related to an incentive stock option may only be exercised if the Fair Market Value per Share of Common Stock on the exercise date (as determined pursuant to paragraph 5 and without regard to paragraph 8(c)) exceeds the exercise price of the option per share of Common Stock.

                 (f) If neither the right nor, in the case of a right with a related option, the related option, is exercised before the end of the day on which the right ceases to be exercisable, such right shall be deemed exercised as of such date and, subject to paragraph 19, a payment in the amount prescribed by paragraph 8(b) shall be paid to the employee in cash.

         9.      Award and Exercise of Limited Rights

                 (a) A limited right may be granted by the Committee either alone or in connection with any option granted under the 1986 Plan. If granted in connection with an option, a limited right may be granted with respect to all or some of the shares of Common Stock covered by such option, and may be granted either at the time such option is granted or, if such option is not an incentive stock option, at any time thereafter prior to the exercise, termination or expiration of such option. If not granted in connection with an option, a limited right shall be granted in connection with a Deemed Option, as described in paragraph 8(a). A limited right may be granted to an employee irrespective of whether such employee is being granted or has been granted a right under paragraph 8. Provided that the Board has not adopted a resolution prior to an Acceleration Date stipulating that limited rights shall not be so exercisable, a limited right shall be exercisable during the 90-day period beginning on an Acceleration Date (as defined in paragraph 7(a)). In addition, each limited right shall be exercisable only if, and to the extent that, the related option or Deemed option is exercisable and, in the case of a limited right granted in respect of an incentive stock option, only when the Fair Market Value per Share of Common Stock exceeds the exercise price of the option per share of Common Stock. Notwithstanding the provisions of the two immediately preceding sentences, no limited right shall be exercisable by an Insider until the expiration of six months from the date of grant of the limited right; provided, however, that this limitation shall not apply in the event the death or total and permanent disability (as defined in paragraph 15) of such employee occurs prior to the expiration of the six-month period. Upon exercise of a limited right, in whole or in part, the related option or Deemed Option shall cease to be exercisable to the extent of the shares of Common Stock with respect to which such limited right is exercised, and shall be considered to have been exercised to that extent for purposes of determining the number of shares of Common Stock available for further grants pursuant to the 1986 Plan. Upon the exercise or termination of an option or Deemed Option, the related limited right shall terminate to the extent of the shares of Common Stock with respect to which such option or Deemed Option was exercised or terminated.

                 (b) Upon the exercise of limited rights, the holder thereof shall receive in cash whichever of the following amounts is applicable:

                          (i)     in the case of an exercise of limited rights
by reason of the commencement or announcement of an Offer described irk paragraph (a)(i), an amount equal to the Offer Spread (as defined in paragraph 9(d));

                          (ii)     in the case of an exercise of limited rights
by reason of an acquisition of Common Stock described in paragraph 7(a)(ii), an amount equal to the Acquisition Spread (as defined in paragraph 9(h) hereof);

                          (iii)   in the case Of an exercise of limited rights
by reason of an event described in paragraph 7(a)(iii), an amount equal to the Merger Spread (as defined in paragraph 9(f) hereof); or

                          (iv)    in the case of an exercise of limited rights
by reason of a change in the composition of the Board of Directors as described in paragraph 7(a)(iv), an amount equal to the Spread (as defined in paragraph 9(i) hereof).

                          Notwithstanding the foregoing, in the case of a
limited right granted in respect of an incentive stock option, the holder shall not receive an amount in excess of such amount as will enable such option to qualify as an incentive stock option under Section 422A of the Code.

                 (c) The term "Offer Price per Share" as used in this paragraph 9 shall mean, with respect to the exercise of any limited right by reason of the occurrence of an Offer, the greater of (i) the highest price per share of Common Stock paid in any purchase pursuant to an Offer, which Offer is in effect at any time during the ninety-day period ending on the date on which such limited right is exercised, or (ii) the highest Fair Market Value per Share of Common Stock as of any date during such ninety-day period. Any securities or property which are part or all of the consideration paid for shares of Common Stock in the Offer shall be valued in determining the Offer Price per Share at the higher of (A) the valuation placed on such securities or property by the corporation, person or other entity making such Offer or (B) the valuation placed on such securities or property by the Committee.

                 (d) The term "Offer Spread" as used in this paragraph 9 shall mean an amount equal to the product computed by multiplying (i) the excess of (A) the Offer Price per Share over (B) the exercise price of the related option or Deemed Option per share of Common Stock, by (ii) the number of shares of Common Stock with respect to which such limited right is being exercised.

                 (e) The term "Merger Price per Share" as used in this paragraph 9 shall mean, with respect to the exercise of any limited right by reason of an event described in paragraph 7(a)(iii), the greater of (i) the fixed or formula price to be received by shareholders of the Corporation pursuant to such event for their shares of Common Stock occurring if such fixed or formula price is determinable on the date on which such limited right is exercised, and (ii) the highest Fair Market Value per Share of Common Stock as of any date during the ninety-day period ending on the date on which such limited right is exercised. Any securities or property which are part or all of the consideration paid for shares of Common Stock pursuant to such event shall be valued in determining the Merger Price per Share at the higher of (A) the valuation placed on such securities or property by the corporation, person or other entity which is a party with the Corporation to such event or (B) the valuation placed on such securities or property by the Committee.

                 (f) The term "Merger Spread" as used in this paragraph 9 shall mean an amount equal to the product computed by multiplying (i) the excess of (A) the Merger Price per Share over (B) the exercise price of the related option or Deemed Option per share of Common Stock, by (ii) the number of shares of Common Stock with respect to which such limited right is being exercised.

                 (g) The term "Acquisition Price per Share" as used in this paragraph 9 shall mean, with respect to the exercise of any limited right by reason of an acquisition of Common Stock described in paragraph 7(a)(ii), the greater of (i) the highest price per share stated on Schedule 13D or any amendment thereto filed by the holder of 30% or more of the Corporation's voting power which gives rise to the exercise of such limited right, and (ii) the highest Fair Market Value per Share of Common Stock on any date during the ninety-day period ending on the date the limited right is exercised.

                 (h) The term Acquisition Spread" as used in this paragraph 9 shall mean an amount equal to the product computed by multiplying
(i) the excess of (A) the Acquisition Price per Share over (B) the exercise price of the related option or Deemed Option per share of Common Stock, by (ii) the number of shares of Common Stock with respect to which such limited right is being exercised.

                 (i) The term "Spread" as used in this paragraph 9 shall mean, with respect to the exercise of any limited right by reason of a change in the composition of the Board of Directors described in paragraph 7(a)(iv), an amount equal to the product computed by multiplying (i) the excess of (A) the highest Fair Market Value per Share of Common Stock on any date during the ninety-day period ending on the date the limited right is exercised over (B) the exercise price of the related option or Deemed Option per share of Common Stock, by (ii) the number of shares of Common Stock with respect to which the limited right is being exercised.

                 (j) Notwithstanding any other provision of the 1986 Plan, rights granted pursuant to paragraph 8 may not be exercised to the extent that any limited rights granted with respect to the same option are then exercisable.

         10.     Incentive Stock Options

                 (a) Prior to January 1, 1987, the aggregate Fair Market Value per Share of Common Stock (determined at the time of grant) of the Common Stock in respect of which any employee may be granted incentive stock options in any calendar year (under the 1986 Plan and any other plan of the Corporation, any parent or any subsidiary or any predecessor of any such corporations) shall not exceed $100,000 plus any unused limit carryover to such year, as defined in Section 422A of the Code applicable to incentive stock options granted prior to January 1, 1987.

                 (b) No incentive stock option granted hereunder to an employee prior to January 1, 1987 shall be exercisable at any time while there is outstanding any incentive stock option (as defined in Sections 422A(b)(7) and (c)(7) of the Code for options granted prior to January 1, 1987) previously granted to such employee.

                 (c) After December 31, 1986, in no event shall any employee be granted incentive stock options that will first become exercisable by such employee in any one calendar year covering Common Stock the aggregate Fair Market Value per Share of which exceeds $100,000. For these purposes, the aggregate Fair Market Value per Share of Common Stock shall be determined as of the date on which an option is granted.

                 (d) In the event of amendments to the Code or applicable rules or regulations relating to incentive stock options subsequent to the date hereof, the Corporation may amend the provisions of the 1986 Plan, and the Corporation and the employees holding options may agree to amend outstanding option agreements to conform to such amendments.

         11.     Non-Transferability of Options, Rights and Limited Rights

                 Options, rights and limited rights granted under the 1986 Plan shall not be transferable otherwise than by will or the laws of descent and distribution, and options, rights and limited rights shall be exercisable during the lifetime of the employee only by the employee or by the employee's guardian or legal representative (unless such exercise would disqualify an option as an incentive stock option).

         12.     Award and Delivery-of Restricted Shares

                 (a) At the time an award of restricted shares is made, the Committee shall establish a period of time (the "Restricted Period") applicable to such award which shall not be more than 10 years. Each award of restricted shares may have a different Restricted Period. The Committee may, in its sole discretion at the time an award is made, provide for the incremental lapse of restrictions during the Restricted Period and for the lapse or termination of restrictions upon the satisfaction of other conditions in addition to or other than the expiration of the Restricted Period with respect to all or any portion of the restricted shares. The Committee may also, in its sole discretion, shorten or terminate the Restricted Period or waive any conditions for the lapse or termination of restrictions with respect to all or any portion of the restricted shares. Notwithstanding the foregoing, all restrictions shall lapse or terminate with respect to all restricted shares upon (i) the employee's death, total and permanent disability (as defined in paragraph 15), or retirement from active employment at or after the Early Retirement Age, or (ii) provided that the Board has not adopted a resolution prior to an Acceleration Date stipulating that such restrictions shall not lapse and not terminate, the occurrence of an Acceleration Date as defined in paragraph 7(a).

                 (b) At the time a grant of restricted shares is made to an employee, a stock certificate representing a number of shares of Common Stock equal to the number of such restricted shares shall be registered in the employee's name but shall be held in custody by the Corporation for such employee's account. The employee shall generally have the rights and privileges of a shareholder as to such restricted shares, including, without limitation, the right to vote such restricted shares, except that, subject to the provisions of paragraph 14, the following restrictions shall apply: (i) the employee shall not be entitled to delivery of the certificate until the expiration or termination of the Restricted Period and the satisfaction of any other conditions prescribed by the Committee; (ii) none of the restricted shares shall be sold, transferred, assigned, pledged, or otherwise encumbered or disposed of during the Restricted Period and until the satisfaction of any other conditions prescribed by the Committee; and (iii) all of the restricted shares shall be forfeited and all rights of the employee to such restricted shares shall terminate without further obligation on the part of the Corporation if the employee ceases to be a regular full-time employee of the Corporation, any of its subsidiaries, any parent or any combination thereof before the expiration or termination of the Restricted Period and the satisfaction of any other conditions prescribed by the Committee applicable to such restricted shares. Dividends in respect of restricted shares shall be currently paid; provided, however, that in lieu of paying currently a dividend of shares of Common Stock in respect of restricted shares, the Committee may, in its sole discretion, register in the name of an employee a stock certificate representing such shares of Common Stock issued as a dividend in respect of restricted shares, and may cause the Corporation to hold such certificate in custody for the employee's account subject to the same terms and conditions as such restricted shares. Upon the forfeiture of any restricted shares, such forfeited restricted shares shall be transferred to the Corporation without further action by the employee. The employee shall have the same rights and privileges, and be subject to the same restrictions, with respect to any shares received pursuant to paragraph 16.

                 (c) Upon the expiration or termination of the Restricted Period and the satisfaction of any other conditions prescribed by the Committee or at such earlier time as provided for in paragraph 14, the restrictions applicable to the restricted shares shall lapse and a certificate for a number of shares of Common Stock equal to the number of restricted shares with respect to which the restrictions have expired or terminated shall be delivered, free of all such restrictions, except any that may be imposed by law, to the employee or the employee's Beneficiary (as defined in paragraph 14). The Corporation shall not be required to deliver any fractional share of Common Stock but shall pay to the employee or the employee's Beneficiary (as defined in paragraph 14), in lieu thereof, the product of (i) the Fair Market Value per Share of Common Stock (determined as of the date the restrictions expire or terminate) and (ii) the fraction of a share to which such employee would otherwise be entitled. Subject to paragraph 19 hereof, no payment will be required from the employee upon the issuance or delivery of any Common Stock upon the expiration or termination of the Restricted Period with respect to any restricted shares.

         13.     Award of Performance Units

                 (a) At the time an award of performance units is made, the Committee shall prescribe a range of long-term earnings objectives, including minimum, maximum and target objectives of the Corporation during the Incentive Period (as defined in paragraph 13(c)) applicable to such performance units and shall determine a range of dollar values of each performance unit associated with such range of long-term earnings objectives. If the minimum long-term earnings objective prescribed by the

Committee for any performance unit is not achieved or exceeded, then such performance unit shall have no value and no amount shall be payable with respect thereto. If such minimum long-term earnings objective is achieved or exceeded, then the dollar value of all performance units to be paid with respect thereto shall be based upon the level of earnings achieved, subject to any maximum performance unit value imposed by the Committee. If during the course of an Incentive Period there shall occur significant events which were not foreseen in establishing the minimum long-term earnings objective for such Incentive Period and which the Committee, in its discretion, with the advice of the Corporation's independent auditors, expects to have a substantial effect on such objective during such Incentive Period, the Committee may revise such objective.

                 (b) Any employee who is an employee of the Corporation or a parent or subsidiary as of the Valuation Date (as defined in paragraph 13(d)) with respect to performance units which have been previously awarded to him, shall, if the minimum long-term earnings objectives specified in paragraph 13(a) are met, be eligible to receive a cash award equal to the value of such performance units determined pursuant to such paragraph 13(a) as of the Valuation Date applicable thereto. Payment of such cash award shall be made as soon as practicable following the last day of the calendar year in which occurs the Valuation Date of such performance units. Except as otherwise provided in paragraph 14 hereof, any performance units awarded to an employee during his employment period for which the Incentive Period has not ended shall be forfeited upon the date such employment terminates, and he shall not be entitled to any payment in respect thereof.

                 (c) Unless otherwise provided by the Committee at the time a performance unit is granted, or unless prior to an Acceleration Date the Board has adopted a resolution making the provision immediately below inoperative, any employee who is an employee of the Corporation or a parent or subsidiary as of an Acceleration Date shall be eligible to receive with respect to performance units previously granted to him a cash award equal to the amount determined by multiplying the amount of the award which could have been earned assuming attainment of the target long-term earnings objective prescribed by the Committee by a fraction, the numerator of which is the number of full calendar months in the Incentive Period prior to the Acceleration Date (disregarding any months in the Incentive Period prior to the effectiveness of the grant of the performance unit) and the denominator of which is the total number of full calendar months in the Incentive Period. If the employee remains in the employ of the Corporation, any subsidiary, any parent or any combination thereof following the Acceleration Date, he shall be entitled to receive in respect of performance units previously granted to him any additional award which is earned (as determined in accordance with paragraph 13(a)) during the portion of the Incentive Period occurring after the Acceleration Date. Notwithstanding the provisions of paragraph 13(a), following an Acceleration Date, the Committee shall not adjust the minimum long-term earnings objective or other terms specified in a performance unit in effect immediately prior to the Acceleration Date in any manner adverse to the employee.

                 (d)       For purposes of the 1986 Plan,

                          (i)      The "Incentive Period" with respect to a
performance unit shall be the five-year period beginning on the date such performance unit is granted or such other period (not shorter than 3 years or longer than 10 years) as the Committee may designate.

                          (ii)     The "Valuation Date" means the last day of
the Incentive Period for a performance unit.

         14.     Termination of Employment

                 In the event that the employment of an employee to whom an option, right or limited right has been granted under the 1986 Plan shall be terminated (except as set forth in paragraph 15), such option, right or limited right may, subject to the provisions of the 1986 Plan, be exercised (to the extent that the employee was entitled to do so at the termination of his employment) at any time within 3 months after such termination, or, in the case of an employee whose termination results from retirement from active employment at or after the earliest permissible retirement date (the "Early Retirement Age") specified in the G. B. Dealey Retirement Pension Plan, or any successor qualified retirement plan of the Corporation, one of its subsidiaries or a parent covering such employee (the "Pension Plan"), within 3 years after such termination, but in no case later than the date on which the option, right or limited right terminates; provided, however, that any option, right or limited right held by an employee whose employment is terminated for cause (as determined by the Board of Directors of the Corporation in its sole discretion) or an employee who leaves the employ of the Corporation voluntarily (other than after an Acceleration Date) shall, to the extent not theretofore exercised, forthwith terminate.

                 (b) Unless otherwise determined by the Committee, if an employee to whom restricted shares have been granted ceases to be an employee of the Corporation or of a subsidiary or parent prior to the end of the Restricted Period and the satisfaction of any other conditions prescribed by the Committee for any reason other than death, total and permanent disability (as defined in paragraph 15), or retirement from active employment at or after the Early Retirement Age, the employee shall immediately forfeit all restricted shares.

                 (c) Unless otherwise determined by the Committee, if an employee to whom performance units have been granted ceases to be an employee of the Corporation prior to the end of the Incentive Period with respect to such performance units for any reason other than death, total and permanent disability (as defined in paragraph 15) or retirement from active employment at or after the Early Retirement Age, the employee shall immediately forfeit all such performance units. If an employee to whom performance units have been granted terminates employment by reason of retirement on or after the Early Retirement Age, total and permanent disability, or death, he shall, if the minimum long-term earnings objectives specified in paragraph 13(a) are met, be eligible to receive a cash award equal to the value of such performance units, determined pursuant to such paragraph 13(a) and payable as soon as practicable following the last day of the calendar year in which occurs the Valuation Date of such performance units. If the employee terminates employment due to his death or if an employee who retires from active employment on or after his Early Retirement Age or terminated employment due to total and permanent disability dies prior to receipt of any such payment, then his designated Beneficiary shall, if the minimum long-term earnings objectives specified in paragraph 13(a) are met, be entitled to receive a cash award equal to the value of such performance units, determined pursuant to such paragraph 13(a) and payable as soon as practicable following the last day of the calendar year in which occurs the Valuation Date of such performance units. In the event that the person or persons designated by the employee as his Beneficiary or Beneficiaries shall not be living at the time, or if no designation has been made, then the payment of such cash award shall be made to the estate of the employee. An employee's "Beneficiary" is a person or persons (natural or otherwise) designated by such employee, pursuant to a written instrument executed by such employee and filed with the Committee, to receive any benefits payable hereunder in the event of such employee's death.

                 (d) Awards granted under the 1986 Plan shall not be affected by any change of duties or position so long as the holder continues to be a regular full-time employee of the Corporation or any of its subsidiaries or a parent. Any option, right, limited right, restricted share or performance unit agreement, and any rules and regulations relating to the 1986 Plan, may contain such provisions as the Committee shall approve with reference to the determination of the date employment terminates and the effect of leaves of absence. Any such rules and regulations with reference to any option agreement shall be consistent with the provisions of the Code and any applicable rules and regulations thereunder. Nothing in the 1986 Plan or in any award granted pursuant to the 1986 Plan shall confer upon any employee any right to continue in the employ of the Corporation or any of its subsidiaries or parent or interfere in any way with the right of the Corporation or any such subsidiary or parent to terminate such employment at any time.

         15.     Death or Total Disability of Employee

                 If an employee to whom an option, right, or limited right has been granted under the 1986 Plan shall die or suffer a total and permanent disability while employed by the Corporation, one of its subsidiaries or a parent or within three months (or, in the case of an employee who retires from active employment at or after Early Retirement Age, within one year) after the termination of such employment (other than (i) an employee terminated for cause, or (ii) an employee who leaves the employ of the Corporation voluntarily, both of which events will be governed by the provisions of Paragraph 14(a) hereof), such option, right, or limited right may be exercised, to the extent that the employee was entitled to do so at the termination of employment (including by reason of death or total disability), as set forth herein (subject to any restrictions set forth in paragraphs 8 and 9 with respect to Insiders) by the employee, legal guardian of the employee (unless such exercise would disqualify an option as an incentive stock option), a legatee or legatees of the employee under the employee's last will, or by the employee's personal representatives or distributees, whichever is applicable, at any time within one year after the date of the employee's death or total disability, but in no event later than the date on which the option, right, or limited right terminates. Notwithstanding the above, if an employee who terminates employment by reason of total and permanent disability shall die within three months of such termination, a legatee or legatees of such employee under the employee's last will, or the executor of such employee's estate, shall only have the right to exercise such option, right, or limited right, to the extent that the employee was entitled to do so at the termination of employment, during the period ending one year after the date of the employee's termination of employment by reason of disability. For purposes hereof, "total and permanent disability" is defined as such term is used in the Pension Plan.

        16.     Adjustments upon Changes in Capitalization, etc.

                Notwithstanding any other provision of the 1986 Plan, the Committee may at any time make or provide for such adjustments to the 1986 Plan, to the number and class of shares available thereunder or to any outstanding options, rights, limited rights, restricted shares or performance units as it shall deem appropriate to prevent dilution or enlargement, including adjustments in the event of changes in the outstanding Common Stock by reason of stock dividends, split-ups recapitalizations, mergers, consolidations, combinations or exchanges of shares, separations, reorganizations, liquidations and the like. In the event of any offer to holders of Common Stock generally relating to the acquisition of their shares, the Committee may make such adjustment as it deems equitable in respect to outstanding options, rights, limited rights, restricted shares and performance units, including, in the Committee's discretion, revision of outstanding options, rights, limited rights, restricted shares and performance units so that they may be exercisable or redeemable for or payable in the consideration payable in the acquisition transaction. Any such determination by the Committee shall be conclusive. Any fractional shares resulting from such adjustments to options, rights, limited rights, or restricted shares shall be eliminated.

        17.     Effective Date

                The 1986 Plan shall become effective on May 8, 1986, provided that the adoption of the 1986 Plan shall have been ratified by the shareholders of the Corporation. The Committee thereafter may, in its discretion, grant awards under the 1986 Plan, the grant, exercise or payment of which shall be expressly subject to the conditions that to the extent required at the time of grant, exercise or payment (i) the shares of Common Stock covered by such awards shall be duly listed, upon official notice of issuance, on the New York Stock Exchange, and (ii) if the Corporation deems it necessary or desirable, a Registration Statement under the Securities Act of 1933 with respect to such shares shall be effective.

        18.     Termination and Amendment

                The Board of Directors of the Corporation may suspend, terminate, modify or amend the 1986 Plan, provided that any amendment that would increase the aggregate number of shares which may be issued under the 1986 Plan, materially increase the benefits accruing to participants under the 1986 Plan, or materially modify the requirements as to eligibility for participation in the 1986 Plan, shall be subject to the approval of the Corporation's shareholders, except that any such increase or modification that may result from adjustments authorized by paragraph 16 does not require such approval. If the 1986 Plan is terminated, the terms of the 1986 Plan shall, notwithstanding such termination, continue to apply to awards granted prior to such termination. In addition, no suspension, termination, modification or amendment of the 1986 Plan may, without the consent of the employee to whom an award shall theretofore have been granted, adversely affect the rights of such employee under such award.

        19.     Withholding Tax

                (a) The Corporation shall have the right to deduct from all amounts paid in cash in consequence of the exercise of an option, right or limited right under the 1986 Plan any taxes required by law to be withheld with respect to such cash payments. Where an employee or other person is entitled to receive shares of Common Stock pursuant to the exercise of an option, a right or a limited right pursuant to the 1986 Plan, the Corporation shall have the right to require the employee or such other person to pay to the Corporation the amount of any taxes which the Corporation is required to withhold with respect to such shares, or, in lieu thereof, to retain, or sell without notice, a sufficient number of such shares to cover the amount required to be withheld. Upon the disposition (within the meaning of Section 425(c) of the Code) of shares of Common Stock acquired pursuant to the exercise of an incentive stock option prior to the expiration of the holding period requirements of Section 422A(a)(1) of the Code, the employee shall be required to give notice to the Corporation of such disposition and the Corporation shall have the right to require the payment of the amount of any taxes which are required by law to be withheld with respect to such disposition.

                (b) Upon termination of the Restricted Period with respect to any restricted shares (or such earlier time, if any, as an election is made by the employee under Section 83(b) of the Code, or any successor provisions thereto, to include the value of such shares in taxable income), the Corporation shall have the right to require the employee or other person receiving shares of Common Stock in respect of such restricted shares to pay to the Corporation the amount of taxes which the Corporation is required to withhold with respect to such shares of Common Stock or, in lieu thereof, to retain or sell without notice a sufficient number of shares of Common Stock held by it to cover the amount required to be withheld. The Corporation shall have the right to deduct from all dividends paid with respect to restricted shares the amount of taxes which the Corporation is required to withhold with respect to such dividend payments.

        20.     Written Agreements

                Each award of options, rights, limited rights, restricted shares or performance units shall be evidenced by a written agreement, executed by the employee and the Corporation, which shall contain such restrictions, terms and conditions as the Committee may require.

        21.     Effect on Other Stock Plans

                The adoption of the 1986 Plan shall have no effect on awards made or to be made pursuant to other plans covering employees of the Corporation, its subsidiaries or parent, or any predecessors or successors thereto.

        22.     Preferred Share Purchase Rights

                Any reference in the 1986 Plan to the "Common Stock" shall be deemed to refer also to the preferred share purchase rights issued by the Corporation pursuant to the Agreement dated as of March 15, 1986 between the Corporation and RepublicBank Dallas, N.A. (the "Rights Agreement") until the earliest of the Distribution Date, the Redemption Date and the Final Expiration Date (as such terms aria defined in Sections 3 and 7 of the Rights Agreement) and thereafter to refer only to the Common Stock, $1.67 par value, of the Corporation. Notwithstanding the previous sentence, (a) after the Distribution Date until the earlier of the Redemption Date and the Final Expiration Date, every holder of any unexercised option granted prior to the Distribution Date shall upon exercise thereof be entitled to receive one preferred share purchase right for each share of Common Stock received, (b) after the Distribution Date until the earlier of the Redemption Date and the Final Expiration Date, any reference in paragraph 8(b), 8(e), 9(c), 9(e), 9(g) or 9(i) to the "Fair Market Value per Share of Common Stock" with respect to any unexercised right or limited right granted prior to the Distribution Date shall be deemed to refer instead to the sum of the Fair Market Value per Share of Common Stock and the fair market value of the preferred share purchase right and (c) as soon as practicable after the Distribution Date, the Rights Agent (as defined in the preamble to the Rights Amendment) shall send to each person who immediately prior to the Distribution Date was a holder of restricted shares, by, first-class, insured, postage-prepaid mail, a Right Certificate (as defined in Section 3(a) of the Rights Agreement) evidencing one preferred share purchase right for each such restricted





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
share held, and the holder of such Right Certificate may at any time after the Distribution Date exercise the preferred share purchase rights evidenced thereby in the manner and subject only to the restrictions described in the Rights Agreement. For purposes of the 1986 Plan, the fair market value of a preferred share purchase right shall mean the value of a preferred share purchase right, calculated in the same manner as the Fair Market Value per Share of Common Stock would be calculated but for this paragraph 22.


                                 A. H. BELO CORPORATION




                                 By: /s/ ROBERT W. DECHERD
                                    ----------------------------------------
                                 Title: CHAIRMAN AND CHIEF EXECUTIVE OFFICER
                                       -------------------------------------




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